Exhibit 10.23

CONSENT AND THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This CONSENT AND THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated effective as of February 14, 2007 (the “Effective Date”). is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the First Lien Credit Agreement, dated as of April 4, 2006, as amended by that certain First Amendment to First Lien Credit Agreement dated as of July 28, 2006, and as further amended by that certain Second Amendment to First Lien Credit Agreement dated as of September 1, 2006 (as so amended, and as amended, supplemented, amended and restated or otherwise modified from time to time until the date hereof, the “First Lien Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein);

WHEREAS, the Borrower has established certain hedging positions in accordance with Section 7.1.12 of the First Lien Credit Agreement;

WHEREAS, as described in the letter dated as of the date hereof from the Borrower to the Administrative Agent, a copy of which is attached hereto as Exhibit A (the “Request Letter”), the Borrower desires to offset certain hedging positions as described in the Request Letter (the “Specified Hedging Actions”);

WHEREAS, the Borrower is prohibited under Section 7.1.12 of the First Lien Credit Agreement from undertaking the Specified Hedging Actions;

WHEREAS, the Administrative Agent and the Lenders desire to permit the Borrower to undertake the Specified Hedging Actions, subject to the terms of this Amendment;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them hi the First Lien Credit Agreement, unless the context otherwise requires.

Section 2. Amendment. Clause (i)(A) of Section 7.2.20 of the First Lien Credit Agreement is hereby deleted and replaced hi its entirety with the following:

“(A) volumes corresponding to swaps or collars (for the absence of doubt, volumes related to puts that are not executed in conjunction with any other Hedging Agreements are excluded) covering Offshore Oil and Gas Properties of the Obligors shall not exceed the percentages set forth in Schedule 5.1.21 for crude oil and natural gas, as the case may be, during the then twelve calendar months period following such date and 80% thereafter, in each case in respect of the reasonably estimated projected crude oil and natural gas production from the Borrower’s Proved Developed Producing Reserves in respect of such Offshore Oil and Gas Properties (provided that as of November 15th of each Fiscal Year, the Borrower may enter into swaps or collars covering Offshore Oil and Gas Properties of the Obligors not to exceed 80% of the reasonably estimated projected crude oil and natural gas production from the Borrower’s Proved Developed Producing Reserves for the delivery period of 1 December through 1 June of the following Fiscal Year)”.

Section 3. Consent.

(a) Subject to the other terms and provisions of this Amendment, the Administrative Agent and the Lenders hereby consent to the Borrower’s undertaking of the Specified Hedging Actions and (2) agree that the Borrower’s undertaking of the Specified Hedging Actions shall not constitute a Default or Event of Default as a result of a violation of Section 7.1.12 of the First Lien Credit Agreement; provided that the Borrower shall otherwise continue to maintain hedging positions in accordance in Sections 7.1.12 and 7.2.20 of the First Lien Credit Agreement.

(b) The express consent set forth in this Section 3 is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of any terms, provisions, covenants, warranties or agreements contained in the First Lien Credit Agreement or in any of the other Loan Documents, unless expressly provided so herein. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 4. Redetermination of Borrowing Base. As of the Effective Date, the parties hereto agree that the Borrowing Base shall be an amount equal to $10,000,000 less than the amount of the Borrowing Base in effect as of the Effective Date until such time as the Borrowing Base is redetermined in accordance with the First Lien Credit Agreement. The parties acknowledge and agree that, notwithstanding the Projected Borrowing Base currently in effect, (a) the Borrowing Base Monthly Amortization Amount shall continue to be $7,500,000, (b) the Borrowing Base referenced in this Section 4 shall automatically be reduced on each Borrowing Base Amortization Date hereafter by an amount equal to such Borrowing Base Monthly Amortization Amount described in clause (a), and (c) the terms of clauses (a) and (b) shall continue in effect until such time as the Borrowing Base and Projected Borrowing Base are redetermined in accordance with the First Lien Credit Agreement.

Section 5. Conditions to Effectiveness. This Amendment shall be deemed effective as of the Effective Date when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent and the Required Lenders.

Section 6. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date and will be true and correct as of the date the Borrower enters into the Specified Hedging Actions, after giving effect to the terms of this Amendment and the Specified Hedging Actions, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date;

(b) the execution, delivery and performance by the Borrower and each other Obligor of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, along with the First Lien Credit Agreement and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor parties thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the First Lien Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d) no Material Adverse Effect has occurred since December 31, 2005; and

(e) no Default or Event of Default has occurred and is continuing.

Section 7. Ratification.

(a) This Amendment shall be deemed to be an amendment to the First Lien Credit Agreement, and the First Lien Credit Agreement, as hereby amended, and all Obligations in connection therewith, are hereby ratified, approved and confirmed in each and every respect. On and after the effectiveness of this Amendment in accordance with Section 5 above, each reference in the First Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the First Lien Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “the First Lien Credit Agreement” “thereunder”, “thereof” or words of like import referring to the First Lien Credit Agreement, shall mean and be a reference to the First Lien Credit Agreement as amended or otherwise modified by this Amendment. This Amendment is a Loan Document.

(b) The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of each of the

Security Documents, including without limitation all Mortgages, Security Agreements, Guaranties and Control Agreements, to which it is a party.

Section 8. Costs And Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Section 12. No Waiver. Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 13. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

Section 14. Entire Agreement. THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:	/s/ Rick D. Fox
Name:	Rick Fox
Title:	Chief Financial Officer

Date:	2/12/07

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.

ADMINISTRATIVE AGENT AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent and Lender

By:	/s/ Robert E. Poirrier Jr.
Name:	Robert E. Poirrier Jr.
Title:	Vice President

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.

BNP PARIBAS, as Lender

By:	/s/ Gabe Ellison
Name:	Gabe Ellison
Title:	Vice President

By:	/s/ Robert Long
Name:	Robert Long
Title:	Vice President

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.

BMO CAPITAL MARKETS FINANCING, INC. f/k/a HARRIS NESBITT FINANCING, INC., as Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.

GUARANTY BANK, FSB, as Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Senior Vice President

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Elena Robcivc
Name:	Elena Robcivc
Title:	Director

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC f/k/a MARLIN ENERGY OFFSHORE, L.L.C.

By:	/s/ Rick D. Fox
Name:	Rick Fox
Title:	Chief Financial Officer

Date:	2/12/07

ENERGY XXI TEXAS GP, LLC f/k/a MARLIN TEXAS GP, L.L.C.

By:	/s/ Rick D. Fox
Name:	Rick Fox
Title:	Chief Financial Officer

Date:	2/12/07

ENERGY XXI TEXAS, LP f/k/a MARLIN TEXAS, L.P.

By: Energy XXI Texas GP, LLC f/k/a Marlin Texas GP, L.L.C., its General Partner

By:	/s/ Rick D. Fox
Name:	Rick Fox
Title:	Chief Financial Officer

Date:	2/12/07

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:	/s/ Rick D. Fox
Name:	Rick Fox
Title:	Chief Financial Officer

Date:	2/12/07

Signature Page to Third Amendment and Consent (First Lien)

Energy XXI Gulf Coast, Inc.